EXHIBIT 10.41
                                                             [Execution Version]


                             TWENTIETH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


        THIS TWENTIETH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March 5, 2002, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), TWEEDS, LLC, a Delaware limited liability company ("Tweeds LLC"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC") and KEYSTONE INTERNET SERVICES, INC., a Delaware corporation ("Keystone Internet"; and together with HDPI, Brawn, GBM, Gump's, LWI, HDV, Hanover Realty, TCS Factory, TCS Office, Tweeds LLC, Silhouettes, HCS LLC and Domestications, collectively, the "Borrowers" and each individually, a "Borrower" ), and HANOVER DIRECT, INC., a Delaware corporation, ("Hanover"), AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation ("American Down"), D.M. ADVERTISING, INC., a New Jersey corporation ("DM Advertising, Inc."), SCANDIA DOWN CORPORATION, a Delaware corporation ("Scandia"), KEYSTONE LIQUIDATIONS, INC., a Delaware corporation, formerly known as Tweeds of Vermont, Inc. ("Keystone Liquidations"), HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), KITCHEN & HOME, LLC, a Delaware limited liability company ("Kitchen & Home LLC"), DOMESTICATIONS KITCHEN & GARDEN, LLC, a Delaware limited liability company ("Domestications K&G LLC"), ENCORE CATALOG, LLC, a Delaware limited liability company ("Encore LLC"), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down, LLC"), ERIZON, INC., a Delaware corporation ("erizon, inc."), HANOVER BRANDS, INC., a Delaware corporation ("Hanover Brands"), ERIZON.COM, INC., a Delaware corporation ("erizon.com"), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse, LLC") and SAN DIEGO TELEMARKETING, LLC, a Delaware limited liability company ("San Diego LLC"; and together with Hanover, American Down, DM Advertising, Inc., Scandia, Keystone Liquidations, HHFG LLC, Kitchen & Home LLC, Domestications K&G LLC, Encore LLC, Clearance World, Scandia Down, LLC, erizon, inc., Hanover Brands, erizon.com, LaCrosse, LLC, collectively, "Guarantors" and each individually, a "Guarantor").

                              W I T N E S S E T H:

        WHEREAS, Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by First Amendment to Loan and Security Agreement, dated February 22, 1996, Second Amendment to Loan and Security Agreement, dated April 16, 1996, Third Amendment to Loan and Security Agreement, dated May 24, 1996, Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000, Fifteenth Amendment to Loan and Security Agreement, dated as of March 24, 2000, Sixteenth Amendment to Loan and Security Agreement, dated as of August 8, 2000, Seventeenth Amendment to Loan and Security Agreement, dated as of January 5, 2001, Eighteenth Amendment to Loan and Security Agreement, dated as of November 12, 2001, and Nineteenth Amendment to Loan and Security Agreement, dated as of December 18, 2001 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers; and

        WHEREAS, Borrowers and Guarantors have requested that Lender consent to, and enter into certain amendments to the Loan Agreement and agreements with respect to certain transactions as described herein in connection with, the corporate reorganization of certain Borrowers and Guarantors; and

        WHEREAS, the parties to the Loan Agreement desire to enter into this Amendment to evidence and effectuate such consents, amendments and agreements, and certain other amendments to the Financing Agreements relating thereto, in each case subject to the terms and conditions and to the extent set forth herein;

        NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        I.      Definitions.

                A. Additional Definitions. As used herein or in any of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                        1. "CCV" shall mean Creative Capital Ventures, LLC, a Delaware limited liability company, and its successors and assigns.

                        2. "Hanover 2001 Reorganization" shall mean, individually and collectively, the declaration and payment of dividends, mergers, dissolutions, reorganization steps and transactions effected under the Hanover 2001 Reorganization Agreements.

                        3. "Hanover 2001 Reorganization Agreements" shall mean, collectively, the agreements, documents and instruments listed in Schedule 1 hereto, the Hanover Subsidiary 2001 Dissolution Agreements and all related agreements, documents and instruments executed, delivered or filed in connection with, or otherwise evidencing, each of the transactions consented to in Section 2 hereof, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                        4. "Hanover Subsidiary 2001 Dissolution Agreements" shall mean, collectively, the certificates or agreements executed, delivered or filed in connection with, or otherwise evidencing, the dissolution of each of Tweeds LLC, Kitchen & Home LLC, Domestications K&G LLC, Henre and erizon.com, and all related agreements, documents and instruments, as the same now exist or may hereafter entered into, be amended, modified, supplemented, extended, renewed, restated or replaced.

                        5. "Henre" shall mean Henre, Inc., a Delaware corporation, and its successors and assigns.

                        6. "Intercompany Subordination Agreement" shall mean the Subordination Agreement, dated as of November 15, 1995, between Lender and Hanover Direct, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                        7. "LWI/HDPI Merger" shall mean the merger of LWI Holdings, Inc. with and into Hanover Direct Pennsylvania, Inc., with Hanover Direct Pennsylvania, Inc. as the surviving corporation.

                        8. "Scandia Trademark License Agreements" shall mean the trademark license agreements between Scandia and the owner or lessor of certain retail stores party thereto regarding the sale and distribution of certain "Scandia Down" products, as the same now exist or may hereafter entered into, be amended, modified, supplemented, extended, renewed, restated or replaced.

                        9. "Scandia/HDV Merger" shall mean the merger of Scandia Down Corporation with and into Hanover Direct Virginia Inc., with Hanover Direct Virginia Inc. as the surviving corporation.

                B. Interpretation. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

        II.     Consents to Hanover 2001 Reorganization.

                A. Consents to Proposed Dividends. Subject to the terms and conditions contained herein and in the Loan Agreement and in the other Financing Agreements, and notwithstanding anything to the contrary contained in Section
6.6 of the Loan Agreement, Lender consents, effective upon the earlier of the date hereof or the effective date of the applicable transaction of the Hanover 2001 Reorganization, to 1. the declaration and payment by LWI to Hanover Brands of a single non-cash dividend in the amount of $33,234,468 in the aggregate consisting of an intercompany receivable of LWI in such amount, from legally available assets therefor, and 2. the declaration and payment by Scandia to Hanover Brands of a single non-cash dividend in the amount of $1,671,062 in the aggregate consisting of an intercompany receivable of Scandia in such amount, from legally available assets therefor.

                B. Consents to Recapitalizations and Mergers. Subject to the terms and conditions contained herein and in the Loan Agreement and in the other Financing Agreements, and notwithstanding anything to the contrary contained in Sections 6.5, 6.6(a), 6.6(c) or 6.9 of the Loan Agreement, Lender consents, effective upon the earlier of the date hereof or the effective date of the applicable transaction of the Hanover 2001 Reorganization, to the following transactions:

                        1. the contribution by Hanover Brands to the equity of DM Advertising in the form of a. the assumption of certain intercompany indebtedness owed by DM Advertising to certain of its Affiliates in the amount of $32,420,701.53 in the aggregate, and b. the forgiveness of certain intercompany indebtedness owed by DM Advertising to Hanover Brands in the amount of $1,287,162.87 in the aggregate, and in consideration of such assumption and forgiveness of intercompany indebtedness, the assignment and transfer by DM Advertising to Hanover of an intercompany receivable of DM Advertising in the amount of $5,953,735 in the aggregate and the increase by DM Advertising of the capital account of Hanover Brands by $27,824,129.40, in each case, subject to the security interests and liens of Lender in the assets of Hanover Brands, all in accordance with the applicable Hanover 2001 Reorganization Agreements;

                        2. the contribution by erizon, inc. to the equity of Keystone Internet in the form of a. the assumption of certain intercompany indebtedness owed by Keystone Internet to certain of its Affiliates in the amount of $7,702,110.93 in the aggregate, and b. the forgiveness of certain intercompany indebtedness owed by Keystone Internet to erizon, inc. in the amount of $3,898 in the aggregate, and in consideration of such assumption and forgiveness of intercompany indebtedness, the increase by Keystone Internet of the amount of the capital account of Hanover Brands by $7,706,110.93, in each case, subject to the security interests and liens of Lender in the assets of Keystone Internet and erizon,inc., all in accordance with the applicable Hanover 2001 Reorganization Agreements;

                        3. the merger of Scandia with and into HDV, pursuant to the Scandia/HDV Merger, with HDV as the surviving corporation, all in accordance with the applicable Hanover 2001 Reorganization Agreements;

                        4. immediately upon the effectiveness of the Scandia/HDV Merger, the contribution, assignment and transfer by HDV to Scandia Down, LLC of all of the right, title and interest of HDV in and to all assets and properties acquired by HDV from Scandia pursuant to the Scandia/HDV Merger, including, without limitation, the Scandia Trademark License Agreements and the trademark "Scandia Down", together with the goodwill symbolized thereby, in each case, subject to the security interests and liens of Lender therein, all in accordance with the applicable Hanover 2001 Reorganization Agreements;

                        5. the contribution, assignment and transfer by Hanover to Hanover Brands of all of Hanover's right, title and interest in and to the one hundred percent (100%) membership interest of CCV, and immediately thereafter, the contribution, assignment and transfer by Hanover Brands to HDV of all of Hanover Brands' right, title and interest in and to the one hundred percent (100%) membership interest in CCV, in each case, subject to the security interests and liens of Lender in the assets of Hanover Brands, all in accordance with the applicable Hanover 2001 Reorganization Agreements;

                        6. immediately upon the effectiveness of the contributions, assignments and transfer of the membership interest in CCV consented to in Section 2(b)(v) hereof, the change by CCV of its name to "D.M. Advertising, LLC", all in accordance with the applicable Hanover 2001 Reorganization Agreements;

                        7. the merger of BC Corporation of Tennessee, Inc., a Tennessee corporation, with and into The Horn & Hardart Company, Inc., a New York corporation, with The Horn & Hardart Company, Inc. as the surviving corporation, all in accordance with the applicable Hanover 2001 Reorganization Agreements; and

                        8. the merger of LWI with and into HDPI, pursuant to the LWI/HDPI Merger, with HDPI as the surviving corporation, all in accordance with the applicable Hanover 2001 Reorganization Agreements.

                C. Dissolutions. Subject to the terms and conditions contained herein and in the Loan Agreement and in the other Financing Agreements, and notwithstanding anything contained in Section 6.7 of the Loan Agreement to the contrary, Lender consents, effective upon the earlier of the date hereof or the effective date of the applicable transaction of the Hanover 2001 Reorganization, to the dissolution of each of Tweeds LLC, Kitchen & Home LLC, Domestications K&G LLC, Henre and erizon.com.

        III. Acknowledgments with respect to dividends, equity contributions and mergers pursuant to the Hanover 2001 Reorganization. Effective as of the earlier of the date hereof or effective date of completion of the Hanover 2001 Reorganization as to the respective parties thereto:

                A. Each Borrower and each Guarantor hereby acknowledges, confirms and agrees that, by operation of law and as provided in the Hanover 2001 Reorganization Agreements, as the case may be, and this Amendment:

                        1. Lender shall continue to have valid and perfected security interests, liens and rights in and to all of the assets and properties transferred by Scandia to Hanover Brands and by LWI to Hanover Brands pursuant to the declaration and payment of the dividends consented to in Section 2(a) hereof, pursuant to the Hanover 2001 Reorganization Agreements or otherwise, and all such assets and properties shall be deemed included in the Guarantor Collateral, as the case may be, and such security interests, liens and rights and their perfection and priorities have continued and shall continue in all respects in full force and effect;

                        2. the intercompany indebtedness owed to Hanover Brands arising under the intercompany receivables that are assigned and transferred to Hanover Brands pursuant to the dividends consented to in Section 2(a) hereof and pursuant to the equity contribution consented to in Section 2(b)(i) hereof is and shall be subordinated to the prior right of Congress to receive the indefeasible payment in full of the Obligations in accordance with and subject to the terms and conditions of the Intercompany Subordination Agreement, and Hanover Brands shall not accept payments in respect of such indebtedness without the prior written consent of Congress;

                        3. the intercompany indebtedness owed to certain Affiliates assumed by Hanover Brands pursuant to the equity contribution consented to in Section 2(b)(i) hereof is and shall be subordinated to the prior right of Congress to receive the indefeasible payment in full of the Obligations in accordance with and subject to the terms and conditions of the Intercompany Subordination Agreement, and such Affiliates shall not accept payments in respect of such indebtedness without the prior written consent of Congress;

                        4. HDV, as the surviving corporation pursuant to the Scandia/HDV Merger, has continued and shall continue to be directly and primarily liable in all respects for the Obligations of Scandia arising prior to the effective time of the Scandia/HDV Merger;

                        5. Lender shall continue to have valid and perfected security interests, liens and rights in and to all of the assets and properties owned and acquired a. by HDV, as the surviving corporation of the Scandia/HDV Merger, and b. by each Borrower or Guarantor that is the purchaser, assignee or transferee of any such assets and properties, pursuant to the Hanover 2001 Reorganization Agreements or otherwise, and all such assets and properties shall be deemed included in the Collateral or the Guarantor Collateral, as the case may be, and such security interests, liens and rights and their perfection and priorities have continued and shall continue in all respects in full force and effect;

                        6. HDPI, as the surviving corporation pursuant to the LWI/HDPI Merger, has continued and shall continue to be directly and primarily liable in all respects for the Obligations of LWI arising prior to the effective time of the LWI/HDPI Merger; and

                        7. Lender shall continue to have valid and perfected security interests, liens and rights in and to all of the assets and properties owned and acquired a. by HDPI, as the surviving corporation of the LWI/HDPI Merger, and b. by each Borrower or Guarantor that is the purchaser, assignee or transferee of any such assets and properties, pursuant to the Hanover 2001 Reorganization Agreements or otherwise, and all such assets and properties shall be deemed included in the Collateral or the Guarantor Collateral, as the case may be, and such security interests, liens and rights and their perfection and priorities have continued and shall continue in all respects in full force and effect;

                B. Without limiting the generality of the foregoing, 1. none of the transactions contemplated by the Hanover 2001 Reorganization Agreements shall in any way limit, impair or adversely affect the Obligations now or hereafter owed to Lender by any existing or former Borrowers or Guarantors or any security interests or liens in any assets or properties securing the same, 2. the security interests, liens and rights of Lender in and to the assets and properties of HDV, as the surviving corporation of the Scandia/HDV Merger, and HDPI, as the surviving corporation of the LWI/HDPI Merger, or any Borrower or Guarantor that is the recipient, assignee or transferee of any assets or properties contributed, assigned or transferred pursuant to the Hanover 2001 Reorganization Agreements, have continued and, upon and after the consummation of the Scandia/HDV Merger, the LWI/HDPI Merger, or such contribution, assignment or transfer, as the case may be, shall continue to secure all Obligations to Lender of HDV and HDPI, or the predecessor owner of such assets and properties, as the case may be, in addition to all other existing and future Obligations of HDV and HDPI, or such Borrower or Guarantor, as the case may be, to Lender.

        IV. Acknowledgments Regarding Subsidiary Dissolutions. Each of Borrowers and Guarantors hereby acknowledges, confirms and agrees that, upon the effectiveness of the dissolutions of the Borrower and Guarantors consented to under Section 2(c) hereof:

                A. The dissolutions of the Borrower and Guarantors consented to under Section 2(c) hereof shall not in any way limit, impair or adversely affect the Obligations now or hereafter owed to Lender by any continuing Borrower or Guarantor, including, without limitation, any such Obligations they have as shareholders of such dissolved Borrower and Guarantors pursuant to applicable law; and

                B. Lender shall continue to have valid and perfected security interests, liens and rights in and to all assets and properties of each existing or former Borrower or Guarantor whose dissolution has been consented to under Section 2(c) hereof. Such assets and properties shall continue to be deemed included in the Collateral or Guarantor Collateral, as applicable, and such security interests, liens and rights and their perfection and priorities shall continue in all respects in full force and effect.

        V. Allocation of Revolving Loans and Letter of Credit Accommodations. Each of Borrowers and Guarantors confirms, acknowledges and agrees that:

                A. as of and after the effective date of the Hanover 2001 Reorganization as to LWI, the portion of the Revolving Loans and Letter of Credit Accommodations to or for the account of LWI determined by Lender to be allocable to the Inventory and other Collateral of LWI before the consummation of the Hanover 2001 Reorganization shall be deemed to be Revolving Loans and Letter of Credit Accommodations of HDPI;

                B. as of and after the effective date of the Hanover 2001 Reorganization as to Tweeds LLC, the portion of the Revolving Loans and Letter of Credit Accommodations to or for the account of Tweeds LLC determined by Lender to be allocable to the Inventory and other Collateral of Tweeds LLC before the consummation of the Hanover 2001 Reorganization shall be deemed to be Revolving Loans and Letter of Credit Accommodations of HDV;

                C. contemporaneously with any determination by Lender of the outstanding amount of Revolving Loans and Letter of Credit Accommodations to be allocated to HDPI as provided in Section 5(a) hereof, the outstanding amount of Revolving Loans and Letter of Credit Accommodations of the transferor Borrower shall be reduced by those amounts so allocated, but without thereby relieving the transferor Borrower of liability therefor; and

                D. contemporaneously with any determination by Lender of the outstanding amount of Revolving Loans and Letter of Credit Accommodations to be allocated to HDV as provided in Section 5(b) hereof, the outstanding amount of Revolving Loans and Letter of Credit Accommodations of the transferor Borrower shall be reduced by those amounts so allocated, but without thereby relieving the transferor Borrower of liability therefor.

        VI.     Release.

                A.      Release.

                        1. Each Borrower and Guarantor, on behalf of itself and its successors and assigns, hereby, jointly and severally, absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, its respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other parties being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever arising in connection with the transactions contemplated by the Hanover 2001 Reorganization or the Hanover 2001 Reorganization Agreements or this Amendment (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Borrower or Guarantor, or any of its or his or their successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Hanover 2001 Reorganization or the Hanover 2001 Reorganization Agreements or this Amendment.

                        2. Each Borrower and Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

                        3. Each Borrower and Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final and unconditional nature of the release set forth in this Section 6(a).

                B. Covenant Not to Sue. Each Borrower and Guarantor, on behalf of itself and its successors and assigns, hereby absolutely, unconditionally and irrevocably, jointly and severally, covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Borrower or Guarantor pursuant to Section 6(a) hereof. If any Borrower or Guarantor violates the foregoing covenant, each Borrower and Guarantor agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

        VII.    Exhibits.

                A. Exhibits A, B-1, B-3, B-4, C, G and H-3 to the Loan Agreement are hereby deleted in their entirety and replaced with the information set forth on Exhibits A, B-1, B-3, B-4, C, G and H-3 attached hereto.

                B. Exhibit A to the Subsidiary General Security Agreement is hereby amended to include, in addition and not in limitation, the information set forth on Exhibit D attached hereto.

        VIII. Representations, Warranties and Covenants. Each Borrower and Guarantor represents, warrants and covenants with, to and in favor of Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to
Borrowers:

                (a) This Amendment and each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder have been duly authorized, executed and delivered by all necessary action on the part of Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers or Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

                (b) Neither the execution and delivery of the Hanover 2001 Reorganization Agreements, nor the consummation of the transactions contemplated by the Hanover 2001 Reorganization Agreements, nor compliance with the provisions of the Hanover 2001 Reorganization Agreements, shall result in the creation or imposition of any lien, claim, charge or encumbrance upon any of the Collateral, except in favor of Lender pursuant to this Amendment and the Financing Agreements as amended hereby.

               (c) Neither the execution and delivery of the Hanover 2001 Reorganization Agreements, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, (i) has violated or shall violate any Bulk Sales Act, Bulk Transfer Act or Article 6 of the UCC, if applicable, the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended, if applicable, or any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect or (ii) does, or shall conflict with or result in the breach of, or constitute a default in any respect under any material mortgage, deed of trust, security agreement, agreement or instrument to which any of Borrowers or Guarantor is a party or may be bound, other than conflicts or defaults under certain real estate leases, intellectual property licenses and equipment leases, or (iii) shall violate any provision of the Certificate of Incorporation or Certificate of Formation, as applicable, or By-Laws or Operating Agreement, as applicable, of any Borrower or Guarantor.

                (d) No court of competent jurisdiction has issued any injunction, restraining order or other order which has prohibited or prohibits consummation of the Hanover 2001 Reorganization or any part thereof, and no governmental action or proceeding has been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Hanover 2001 Reorganization Agreements.

                (e) As of the date hereof, each Borrower and Guarantor (i) is duly organized and validly existing in good standing under the laws of its State of incorporation or formation, as applicable, (ii) is duly licensed or qualified to do business as a foreign limited liability company or foreign corporation, as the case may be, and is in good standing in each of the jurisdictions set forth in Exhibit A annexed hereto, which are, as of the date hereof, the only jurisdictions wherein the character of the properties owned or licensed or the nature of the business of any such Borrower or Guarantor, makes such licensing or qualification to do business necessary; and (iii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and will be conducted in the future.

                (f) The assets and properties of each Borrower and Guarantor are owned by it, free and clear of all security interests, liens and encumbrances of any kind, nature or description, as of the date hereof, except those security interests existing in favor of Lender and those granted pursuant hereto in favor of Lender, and except for Liens (if any) permitted under Section
6.4 of the Loan Agreement or the other Financing Agreements.

                (g) Upon the effectiveness of each of the mergers consented to under Section 2(b) hereof, each such merger has become effective in accordance with the terms of each of the applicable Hanover 2001 Reorganization Agreements applicable to it and of the applicable corporate statutes of the States of incorporation of each Borrower and each Guarantor that is a constituent corporation pursuant to the mergers so consented to. As of the respective date of the effectiveness of the respective mergers consented to under Section 2(b) hereof, (i) HDV was and continues to be the surviving corporation of the Scandia/HDV Merger, and (ii) HDPI was and continues to be the surviving corporation of the LWI/HDPI Merger.

                (h) Neither the dividend payments consented to in Section 2(a) hereof, nor the consummation of the mergers consented to under Section 2(b) hereof, nor the dissolution of certain Guarantors as consented to under Section 2(c) hereof, nor the execution, delivery and/or filing of the applicable merger documents in respect of the Hanover 2001 Reorganization Agreements, or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof if consummated or effected on or before the date hereof has resulted in or if consummated or effected after the date hereof shall result in the creation or imposition of any lien, claim, charge or incumbrance upon any of the Collateral, except in favor of Lender.

                (i) All actions and proceedings required by the Hanover 2001 Reorganization Agreements applicable to the declaration and payment of the dividends consented to in Section 2(a) hereof, the mergers consented to under
Section 2(b) hereof and the Hanover Subsidiary 2001 Dissolution Agreements, applicable law and regulation, have been or shall be taken prior to the effectiveness of such dividends, mergers and dissolutions and all transactions required thereunder have been and shall be, or will be duly and validly consummated.

                (j) No court of competent jurisdiction has, or prior to the effectiveness thereof shall have, issued any injunction, restraining order or other order which prohibits the declaration or payment of the dividends as consented to under Section 2(a) hereof, the consummation of the mergers as consented to under Section 2(b) hereof or the dissolution of the Borrower and Guarantors as consented to under Section 2(c) hereof, and no governmental action or proceeding has been, or, prior to the effectiveness thereof, shall have been, threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Hanover 2001 Reorganization Agreements applicable to the dividends consented to in Section 2(a) hereof or the mergers consented to in Section 2(b) hereof or in the Hanover Subsidiary 2001 Dissolution Agreements.

                (k) Each Borrower and Guarantor is solvent and will continue to be solvent after giving effect to the Hanover 2001 Reorganization and the transactions contemplated by the Hanover 2001 Reorganization Agreements, is able to pay its debts as they mature and has (and has reason to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business and all businesses in which it is about to engage. After giving effect to the Hanover 2001 Reorganization, and after giving effect to the transactions contemplated by the Hanover 2001 Reorganization Agreements, the assets and properties of each Borrower and Guarantor at a fair valuation and at their present fair salable value are, and will be, greater than the indebtedness of each such Borrower and Guarantor, respectively, and including subordinated and contingent liabilities computed at the amount which, to the best of each such Borrower's and Guarantor's, represents an amount which can reasonably be expected to become an actual or matured liability.

                (l) Neither the declaration and payment of the dividends consented to under Section 2(a) hereof, nor the consummation of the mergers consented to under Section 2(b) hereof, nor the dissolution of the Borrower and Guarantors consented to under Section 2(c) hereof, nor the execution, delivery or filing of the Hanover 2001 Reorganization Agreements applicable to the dividends as consented to under Section 2(a) hereof or the mergers as consented to under Section 2(b) hereof, or the Hanover Subsidiary 2001 Dissolution Agreements or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof before the date hereof or upon the effectiveness of such dividends, mergers and dissolutions (i) has violated or will violate any Federal or State securities laws, any State corporation law, or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (ii) does or will conflict with or result in the breach of, or constitute a default in any respect under any material mortgage, deed of trust, security agreement, agreement or instrument to which any existing or former Guarantor or Borrower is a party or may be bound, other than conflicts or defaults under certain real estate leases, intellectual property licenses and equipment leases, or (iii) does or will violate any provision of the Certificate of Incorporation or Certificate of Formation, as applicable, or By-Laws or Operating Agreement, as applicable, of any Borrower or Guarantor.

                (m) The aggregate amount of the actual and contingent indebtedness, liabilities and obligations, other than those owed to Lender or to any other Borrower or Guarantor (so long as such indebtedness, liabilities and obligations owed to such other Borrower or Guarantor constitute valid intercompany indebtedness that is not indirectly or beneficially owed to or held by a Person other than a Borrower or Guarantor), incurred by the Borrower and Guarantors dissolved or which will be dissolved as consented to under Section 2(c) hereof, including any such indebtedness, liabilities and obligations arising in connection with or relating to such dissolutions, shall not (i) as to Tweeds LLC, Henre or erizon.com, exceed $10,000, (ii) as to any of Domestications K&G LLC, exceed $106,100 or (iii) as to Kitchen & Home LLC, exceed $31,200.

                (n) No action of, or filing with, or consent of any governmental or public body or authority, other than the filing of UCC financing statements and filings with the United States Patent and Trademark Office, and no approval or consent of any other party, including, without limitation, Richemont or the Persons signatory parties to the Scandia Trademark License Agreements, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

                (o) No changes or modifications are needed to update or amend the existing Evidence of Property Insurance and Certificate of Liability Insurance issued by the existing insurance broker or agent of Borrowers and Guarantors in favor of Lender after giving effect to the transactions contemplated hereby and by the Hanover 2001 Reorganization Agreements.

                (p) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                (q) On or before March 22, 2002, Borrowers and Guarantors shall deliver, or caused to be delivered, to Lender, in form and substance satisfactory to Lender, (i) a Guarantee and Waiver by CCV in favor of Lender with respect to the Obligations of Borrowers, (ii) an amendment to the Loan Agreement with respect to the inclusion of CCV as a Guarantor under the Financing Agreements, (iii) copies of the formation and organizational documents, instruments and agreements of CCV as may be required by Lender, certified by the Secretary of

State of its jurisdiction of formation, (iv) such company resolutions and authorization documents in respect thereof that Lender may reasonably require,
(v) an opinion of counsel to CCV, Borrowers and the other Guarantors with respect to the transactions contemplated by the Guarantee and the amendment, and such other matters as Lender shall reasonably request, addressed to Lender, and
(vi) such other documents, instruments and agreements that Lender may reasonably request in connection with the transactions contemplated by with such Guarantee and Waiver and such amendment to the Loan Agreement.

                (r) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

        9. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

                (a) Lender shall have received a photocopy of an executed original or executed original counterparts of this Amendment by facsimile (with the originals to be delivered within five (5) Banking Days after the date hereof), as the case may be, duly authorized, executed and delivered by Borrowers and Guarantors;

                (b) Lender shall have received, in form and substance satisfactory to Lender, (i) true, correct and complete photocopies of all of the Hanover 2001 Reorganization Agreements and (ii) evidence that (A) the Hanover 2001 Reorganization Agreements have been duly executed and delivered by and to the appropriate parties thereto and (B) the transactions contemplated by the Hanover 2001 Reorganization have been consummated prior to, or contemporaneously with, the execution of this Amendment;

                (c) Each Borrower and Guarantor shall have duly executed and delivered to Lender such UCC financing statements and other documents and instruments which Lender in its sole discretion has determined are necessary to perfect the security interests of Lender in all Collateral now or hereafter owned by such Borrower or Guarantor;

                (d) Lender shall have received, in form and substance satisfactory to Lender, Secretary's or Assistant Secretary's Certificates of Directors' Resolutions with Shareholders' Consent (other than in respect of Hanover) evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by each Borrower and Guarantor that is a corporation of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment;

                (e) Lender shall have received, in form and substance satisfactory to Lender, for each Borrower and Guarantor that is a limited liability company (i) a Management and Incumbency Certificate of each such company identifying all managers, officers or other persons authorized to act on behalf of such company, (ii) Company Resolutions of each such company, evidencing the adoption and subsistence of company resolutions approving the execution, delivery and performance by each Borrower and Guarantor that is a limited liability company of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment, in each case signed by all members of each such company, and (iii) Certificates of the Secretary or Assistant Secretary of each such company identifying all members of such company;

                (f) Lender shall have received an opinion of counsel to Borrowers and Guarantors with respect to the transactions contemplated by this Amendment and the Hanover 2001 Reorganization Agreements, and such other matters as Lender shall reasonably request, addressed to Lender, in form and substance and satisfactory to Lender; and

                (g) each of Borrowers and Guarantors shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

        10. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

        11. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

        12. Governing Law. The validity, interpretation and enforcement of this Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

        13. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

        14. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                                 CONGRESS FINANCIAL CORPORATION

                                 By: /s/          Janet Last
                                    --------------------------------------------

                                 Title:              SVP
                                       -----------------------------------------


                                 HANOVER DIRECT PENNSYLVANIA, INC.,
                                 successor to the merger of LWI Holdings, Inc. with and into Hanover Direct Pennsylvania, Inc. BRAWN OF CALIFORNIA, INC.
                                 GUMP'S BY MAIL, INC.
                                 GUMP'S CORP.
                                 HANOVER DIRECT VIRGINIA INC.,
                                  successor to the merger of Scandia Down
                                 HANOVER REALTY, INC.
                                 THE COMPANY STORE FACTORY, INC.
                                 THE COMPANY OFFICE, INC.
                                 SILHOUETTES, LLC
                                 HANOVER COMPANY STORE, LLC
                                 DOMESTICATIONS, LLC
                                 KEYSTONE INTERNET SERVICES, INC.

                                 By:    /s/ Edward M. Lambert

                                 Title: Vice President

By their signatures below, the
undersigned Guarantors acknowledge
and agree to be bound by the
applicable provisions of this
Amendment:

HANOVER DIRECT, INC.

By:    /s/ Edward M. Lambert

Title: EVP & CFO


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


AMERICAN DOWN & TEXTILE COMPANY
D.M. ADVERTISING, INC.
KEYSTONE LIQUIDATIONS, INC.
HANOVER HOME FASHIONS GROUP, LLC
ENCORE CATALOG, LLC
CLEARANCE WORLD OUTLETS, LLC
SCANDIA DOWN, LLC
ERIZON, INC.
HANOVER BRANDS, INC.
LA CROSSE FULFILLMENT, LLC
SAN DIEGO TELEMARKETING, LLC

By:     Edward M. Lambert

Title:  Vice President